                                                                   EXHIBIT 10.24


                                                                    ($9,500,000)

                                LOAN AGREEMENT

                                BY AND BETWEEN

                      CORPORATE REAL ESTATE CAPITAL, LLC,
                                   as lender



                                      and

                          MERKERT ENTERPRISES, INC.,
                                  as borrower

                                       TABLE OF CONTENTS

                                                                                           Page
  1.  CERTAIN DEFINITIONS.................................................................    1
               Section 1.1   Definitions..................................................    1

  2.  GENERAL TERMS.......................................................................    1
               Section 2.1   Amount of the Loan...........................................    1
               Section 2.2   Use of Proceeds..............................................    1
               Section 2.3   Security for the Note........................................    1
               Section 2.4   Payment of Loan..............................................    2

  3.  CONDITIONS TO CLOSING OF LOAN.......................................................    2

  4.  PAYMENT OF EXPENSES.................................................................    5

  5.  DEFAULTS............................................................................    7

  6.  MISCELLANEOUS.......................................................................    7
               Section 6.1   Survival.....................................................    7
               Section 6.2   Lender's Discretion..........................................    7
               Section 6.3   Governing Law................................................    7
               Section 6.4   Modification, Waiver in Writing..............................    8
               Section 6.5   Delay Not a Waiver...........................................    8
               Section 6.6   Notices......................................................    8
               Section 6.7   Trial by Jury................................................    8
               Section 6.8   Headings.....................................................    8
               Section 6.9   Assignment...................................................    8
               Section 6.10  Severability.................................................    9
               Section 6.11  Preferences..................................................    9
               Section 6.12  Waiver of Notice.............................................    9
               Section 6.13  Remedies of Owner............................................    9
               Section 6.14  Reserved.....................................................    9
               Section 6.15  Exhibits Incorporated........................................   10
               Section 6.16  Offsets, Counterclaims and Defenses..........................   10
               Section 6.17  No Joint Venture or Partnership..............................   10
               Section 6.18  Publicity....................................................   10
               Section 6.19  Conflict; Construction of Documents..........................   10
               Section 6.20  Brokers and Financial Advisors...............................   10
               Section 6.21  Joint and Several Liability..................................   11

EXHIBITS

Exhibit A             Form of Note
Exhibit B             Form of Indenture
Exhibit C             Form of Opinion
Exhibit D             Form of Owner's Certificate

                                LOAN AGREEMENT
                                --------------

     LOAN AGREEMENT (this "Agreement"), made as of the 13th day of February,
                           ---------
1998, by and between CORPORATE REAL ESTATE CAPITAL, LLC, a Delaware limited liability company, as lender (together with its successors and assigns, "Lender"), and Merkert Enterprises, Inc., a Massachusetts corporation, as
 ------
borrower (together with its permitted successors and assigns, "Owner").
                                                               -----

                                    RECITALS
                                    --------

     WHEREAS, Owner desires to obtain a loan (the "Loan") from Lender in the
                                                   ----
amount of Nine Million Five Hundred Thousand Dollars ($9,500,000) (the "Loan
                                                                        ----
Amount");
------

     WHEREAS, Lender is willing to make the Loan to Owner in the Loan Amount upon the terms and subject to the conditions set forth herein and in the other Loan Documents (hereinafter defined); and

     WHEREAS, the Loan will be secured by, among other things that certain Indenture of Mortgage, Deed of Trust, Security Agreement, Fixture Filing, Financing Statement and Assignment of Rents and Leases, dated as of the date hereof, made by Owner, in favor of Lender as security for the Loan, (as modified, amended or supplemented from time to time, the "Indenture"), which
                                                          ---------
Indenture encumbers the Mortgaged Property.

     NOW, THEREFORE, in consideration of the making of the Loan by Lender and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows:

                            1.  CERTAIN DEFINITIONS
                                -------------------

     Section 1.1  Definitions.  All capitalized terms used but not defined
                  -----------
herein shall have the meaning set forth with respect thereto in the Indenture.

                               2.  GENERAL TERMS
                                   -------------

     Section 2.1  Amount of the Loan.  Subject to the terms and conditions of
                  ------------------
this Agreement, Lender shall lend to Owner the Loan Amount. The Loan to Owner shall be evidenced by the Note.

     Section 2.2  Use of Proceeds.  No proceeds of the Loan shall be used for
                  ---------------
personal, family or household use.

     Section 2.3  Security for the Note.  The Note and Owner's obligations
                  ---------------------
hereunder and under the other Loan Documents shall be secured by the Indenture.

     Section 2.4  Payment of Loan.  Owner shall repay the Loan and any other
                  ---------------
Indebtedness due under and in accordance with the provisions of the Note, the Indenture and the other Loan Documents.

                       3.  CONDITIONS TO CLOSING OF LOAN
                           -----------------------------

     The obligation of Lender to make the Loan on the Closing Date is subject to
(A) the material accuracy and correctness on the Closing Date of the representations and warranties of Owner contained in the Indenture, (B) the performance by Owner of its agreements contained herein and to be performed by it on or prior to the Closing Date, and (C) the satisfaction of all of the following conditions on or prior to the Closing Date:

          (a) Loan Documents.  Each of the Loan Documents shall have been duly
              --------------
authorized, executed and delivered by the parties thereto and shall be in full force and effect, and no default shall exist thereunder, and Lender and its counsel shall have received a fully executed copy of this Agreement and each of the other documents listed below (together with this Agreement, collectively the "Loan Documents"):

              (1)  Note; and
              (2)  Indenture.

(except only Lender or its counsel, on Lender's behalf, shall have received the executed Note). The Loan Documents and any Financing Statements under the Code shall have been recorded, registered and filed, if necessary, in order for the Title Insurance Policy to be issued in accordance with paragraph (e) below and for Lender to hold a first Lien on and a fully perfected first security interest in the Mortgaged Property subject only to Permitted Encumbrances.

          (b) Payment of Recording Charges. All taxes, fees and other charges in
              ----------------------------
connection with the execution, delivery, recording, filing and registration of the Loan Documents shall have been paid or provision for such payment shall have been made to Lender's satisfaction.

          (c) Title.  On the Closing Date, title to the Mortgaged Property shall
              -----
conform to the representations set forth in the Indenture and in the certificate delivered pursuant to Section 3(t) hereof.

          (d) Representations and Warranties.  On the Closing Date, all of the
              ------------------------------
representations and warranties of Owner set forth in the Indenture or in any certificate of Owner, to be delivered in accordance with paragraph (t) below shall be true and correct and Owner shall have supplied evidence acceptable to Lender thereof.

          (e) Title Insurance Policy.  Lender shall have received a Title
              ----------------------
Insurance Policy, or an irrevocable commitment therefor with respect to the Mortgaged Property, issued by a nationally recognized title insurance company acceptable to Lender and authorized to do business in the State in which the Mortgaged Property is located, and such policy shall insure that the Indenture constitutes a first lien on the Mortgaged Property, subject only to Permitted Encumbrances (which, in the case of Permitted Encumbrances described in clause (ii) of the definition thereof, are acceptable to Lender). Such Title Insurance Policy shall include any and all endorsements thereto as shall be required by Lender including, without limitation, mechanics' lien endorsements, survey endorsements and comprehensive endorsements, shall be satisfactory in form and substance to Lender and shall insure Lender against loss in an amount not less than the original principal amount of the Note.

          (f) Survey.  Lender shall have received a copy of an ALTA (or other
              ------
comparable State requirement) boundary or as-built survey, as applicable, of the Land and related Improvements satisfactory in form and substance to Lender certified to Lender within ninety (90) days prior to the Closing Date by an Independent surveyor licensed in the State in which the Mortgaged Property is located.

          (g) Financial Statements.  Owner shall have delivered to Lender
              --------------------
certified financial statements for the years ending August 31, 1997, August 31, 1996 and August 31, 1995 of Owner and its consolidated subsidiaries and the most recent quarterly financial statements of Owner and its consolidated subsidiaries which shall be reasonably acceptable in form and substance to Lender. Such financial statements shall be prepared in accordance with GAAP (any such financial statements which are unaudited may not contain all footnotes and year end adjustments required by GAAP) consistently applied and shall fairly reflect the financial condition of Owner as of the date made and for the periods covered thereby.

          (h) Organization; Authority.  Owner shall have furnished Lender with
              -----------------------
evidence satisfactory to Lender that Owner is validly formed and existing, and in good standing and duly existing in its jurisdiction of organization and in the State in which the Mortgaged Property is located. Furthermore, Owner shall have submitted to Lender certified organizational documents of Owner. Owner shall have delivered to Lender, a certified resolution of all directors or other necessary Persons authorizing Owner to execute, deliver and perform the Loan Documents.

          (i) Certificate of Occupancy; Permits; Zoning.  Owner shall have
              -----------------------------------------
delivered to Lender copies of all certificates of occupancy and other permits and licenses required for the operation of the Mortgaged Property. Owner shall have delivered evidence satisfactory to Lender that the Mortgaged Property complies with all zoning and use restrictions and with all conditions and restrictions in any Appurtenant Agreements.

          (j) UCC Search.  Lender shall have received current Uniform Commercial
              ----------
Code search certificates from such offices as Lender may elect to search showing those financing statements, if any, that are on file against Owner and/or the Mortgaged Property. Unless otherwise approved by Lender, all of said financing statements affecting the Mortgaged Property or any of the personal property and intangibles in which Lender is to be granted a security interest pursuant to the terms of the Loan Documents shall have been terminated of record.

          (k) Opinion of Owner.  Lender shall have received the opinion of
              ----------------
counsel to Owner, dated the Closing Date and addressed to Lender, with respect to such matters as set forth in Exhibit F, and as approved in final form and
                                ---------
substance by Lender and its counsel.

          (l) Reserved.

          (m) Governmental Approvals.  On the Closing Date, except as disclosed
              ----------------------
on Schedule (v) to the Owner's Certificate, all approvals, authorizations and consents, including certificates of occupancy and environmental impact reports, if any be required, of all Governmental Authorities having jurisdiction with respect to the Mortgaged Property, Owner or the transactions contemplated in the Loan Documents shall have been obtained and be in full force and effect.

          (n) No Material Adverse Change.  There shall have been no material
              --------------------------
adverse changes in the business or financial condition of Owner since August 31, 1997.

          (o) Insurance Certificates.  Lender shall have received certificates
              ----------------------
for the insurance required by the Indenture.

          (p) No Proceedings.  No action or proceeding shall have been
              --------------
instituted nor shall any governmental action be threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or Governmental Authority, which may have a material adverse effect on the business or financial condition of Owner or to set aside, restrain, enjoin or prevent the performance of this Agreement, any other Loan Document or any transaction contemplated hereby or thereby.

          (q) Environmental Report.  Lender shall have received a Phase I
              --------------------
Environmental Report with respect to the Mortgaged Property and a reliance letter with respect thereto satisfactory in form and substance to Lender prepared by an environmental engineering firm approved by Lender in accordance with the scope of ASTM Standard E1527. Lender may require the preparation of an additional Phase II environmental assessment report satisfactory in form and substance to Lender, if the Phase I environmental assessment report reveals conditions which in Lender's opinion warrant further testing.

          (r) Appraisal.  Lender shall have received an Appraisal with respect
              ---------
to the Mortgaged Property showing that the original principal amount of the Note does not exceed 86% of the fair market value of such Mortgaged Property.

          (s) Tax Service.  Lender shall have obtained, at Owner's expense, a
              -----------
tax service to monitor payment of taxes with respect to the Mortgaged Property.

          (t) Closing Certificates.  Lender and its counsel shall have received
              --------------------
the Certificate of Owner dated the Closing Date and substantially in the form of

Exhibit G and as approved in final form by Lender and its counsel.
---------

          (u) Perfection of Security Interests.  UCC-1 Financing Statements with
              --------------------------------
respect to the Mortgaged Property showing Owner, as debtor, and Lender, as secured party, shall be filed and/or recorded in each office where necessary to permit Owner to make its representation that Lender has a first perfected security interest in that portion of the Mortgaged Property which is subject to the Code.

          (v) Rating.  Lender shall have received a letter of recent date from
              ------
Standard & Poor's Ratings Group confirming that the long term unsecured debt rating of Owner is B or higher which rating is not subject to any pending downgrade nor is such rating subject to any credit watch.

          (w) Origination Fee.  Lender shall have received from Owner at closing
              ---------------
an origination fee equal to 1.25% of the Loan Amount.

          (x) Closing Costs.  Owner shall pay, or cause to be paid, all costs
              -------------
referenced in Section 4(a) which are invoiced at or prior to closing.

          (y) Reserved.
              --------

          (z) Other Items.  All opinions, certificates and other instruments and
              -----------
all proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to each of the parties hereto and their respective special counsel. Each of the parties hereto shall have received all instruments and other evidence as it may reasonably request, in form and substance satisfactory to it and its special counsel, with respect to such transactions and the taking of all proceedings in connection therewith. If any provision of any Loan Document requires the certification, representation or warranty of the existence or nonexistence of any particular fact or implies as a condition the existence or nonexistence of such fact, then Lender or any other party which is the beneficiary thereof shall be free to require the establishment to its reasonable satisfaction of the existence or nonexistence of such fact.


                            4.  PAYMENT OF EXPENSES
                                -------------------
     Owner will:

          (a) Pay or cause to be paid all reasonable fees, expenses and disbursements of Lender's counsel and local counsel, if any, in the State in which the Mortgaged Property is located, in connection with this transaction, including, without limitation, any expenses of such counsel in connection with any modification or waiver under any Loan Document and the exercise of any rights and remedies under this Agreement or any Loan Document and all other expenses in connection therewith, including, without limitation, filing fees, document reproduction reasonable expenses, environmental site assessment costs, title insurance premiums, survey expenses, appraisal expenses, and all fees, taxes and expenses for the recording, registration and filing of documents.

          (b) Reimburse Lender or cause Lender to be reimbursed for its reasonable out-of-pocket expenses (other than income or franchise taxes or similar tax) in connection with such transactions and any items of the character referred to in Section 4(a) above which shall have been paid by Lender, including expenses incurred in connection with any modification or waiver of any Loan Document and the exercise of rights and remedies under this Agreement or any Loan Document.

          (c) Pay or cause to be paid, and save Lender harmless from and against any and all liability and loss with respect to or resulting from (i) any claim for or on account of any brokers' or finders' fees with respect to the transactions contemplated herein, or (ii) the nonpayment or delayed payment of any such fees and any and all stamp, mortgage and other similar taxes, fees and excises (except Lender's income and franchise taxes and fees), if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Agreement.

          (d) Pay or cause to be paid all reasonable costs and expenses incurred by Lender (including, without limitation, special and local counsel fees and expenses) in entering into any future amendments or supplements with respect to any Loan Document, whether or not such amendments or supplements are entered into, or giving or withholding of waivers of consents hereto or thereto, which have been requested by Owner.

          (e) Pay or cause to be paid (i) at closing all reasonable fees payable to any tax monitoring service retained in accordance with Section 3(s) hereof,
(ii) all reasonable fees, expenses or disbursements of the Rating Agencies in connection with its surveillance and maintenance of its rating or shadow rating of the long-term unsecured debt of Owner, (iii) the proportionate share of reasonable trustee's fees and expenses which may be payable by Lender in connection with any securitization transaction in which the Loan or any interest thereon has been included.

With respect to the payment of expenses by Owner listed in Section 4(a)-(e) above, Lender shall first apply to such expenses the $25,000 loan application deposit received by it from Owner.

                                 5.  DEFAULTS
                                     --------

     So long as any Event of Default shall have occurred and be continuing, Lender may, in addition to any other rights or remedies available to it pursuant to this Agreement, the Note, the Indenture or the other Loan Documents, or at law or in equity, take such action, without notice or demand, as Lender deems advisable to protect and enforce its rights against Owner and in and to all or any portion of the Mortgaged Property, including, without limitation, declaring by written notice to Owner the entire Indebtedness to be immediately due and payable and Lender may enforce or avail itself of any or all rights or remedies provided in the Loan Documents against Owner and/or the Mortgaged Property, including, without limitation, all rights or remedies available at law or in equity.


                               6.  MISCELLANEOUS
                                   -------------

     Section 6.1  Survival.  This Agreement and all covenants, agreements,
                  --------
representations and warranties made herein and in the certificates delivered pursuant hereto shall survive the making by Lender of the Loan and the execution and delivery to Lender of the Note, and shall continue in full force and effect so long as any portion of the Indebtedness is outstanding and unpaid. Whenever in this Agreement any of the parties hereto is referred to (including any provision with respect to the delivery of notice), such reference shall be deemed to include the legal representatives, successors and assigns of such party. All covenants, promises and agreements in this Agreement contained, by or on behalf of Owner, shall inure to the benefit of the respective legal representatives, successors and assigns of Lender. Nothing in this Agreement or in any other Loan Document, express or implied, shall give to any Person other than the parties and the holder(s) of the Note and the Indenture, and their legal representatives, successors and assigns, any benefit or any legal or equitable right, remedy or claim hereunder.

     Section 6.2  Lender's Discretion.  Whenever pursuant to this Agreement,
                  -------------------
Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically provided in this Agreement) be in the sole discretion of Lender and shall be final and conclusive.

     Section 6.3  Governing Law.  This Agreement and the obligations arising
                  -------------
hereunder shall be governed by, and construed in accordance with, the laws of the State in which the Mortgaged Property is located. To the fullest extent permitted by law, Owner hereby unconditionally and irrevocably waives any claim to assert that the law of any other jurisdiction governs this Agreement. Each party hereto agrees that any action or proceeding under this Agreement or any other Loan Document shall be brought or enforced only in the state or federal courts sitting in the Commonwealth of Massachusetts.

     Section 6.4  Modification, Waiver in Writing.  No modification, amendment,
                  -------------------------------
extension, discharge, termination or waiver (a "Modification") of any provision
                                                ------------
of this Agreement, or of the Note, or of any other Loan Document, or of any other Loan Document, nor consent to any departure by Owner or any other party therefrom, shall in any event be effective unless the same shall be in a writing signed by Lender and by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on Owner, shall entitle Owner to any other or future notice or demand in the same, similar or other circumstances. Lender does not hereby agree to, nor does Lender hereby commit itself to, enter into any Modification.

     Section 6.5  Delay Not a Waiver.  Neither any failure nor any delay on the
                  ------------------
part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under the Note, or of any other Loan Document, or any other instrument given as security therefor, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Document, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or the other Loan Documents, or to declare a default for failure to effect prompt payment of any such other amount.

     Section 6.6  Notices.  All notices, consents and other communications
                  -------
provided for hereunder or under any other Loan Document shall be given in writing and shall be effective for all purposes if given in the manner provided in Section 5.1 of the Indenture to the Person entitled to receive the same, which Section 5.1 of the Indenture is hereby incorporated herein by reference.

     Section 6.7  TRIAL BY JURY.  OWNER, TO THE FULLEST EXTENT THAT IT MAY
                  -------------
LAWFULLY DO SO, WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS AGREEMENT, THE NOTE OR THE OTHER LOAN DOCUMENTS.

     Section 6.8  Headings.  The Article and/or Section headings in this
                  --------
Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

     Section 6.9  Assignment.  Lender shall have the right to transfer, sell or
                  ----------
assign this Agreement and any of the other Loan Documents to any Person who purchases or otherwise acquires Lender's interest in the Loan. All references to "Lender" hereunder shall be deemed to include the successors and assigns of Lender.

     Section 6.10  Severability.  Wherever possible, each provision of this
                   ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 6.11  Preferences.  Lender shall have no obligation to marshal any
                   -----------
assets in favor of Owner or any other party or against or in payment of any or all of the obligations of Owner pursuant to this Agreement, the Note or any other Loan Document. Lender shall have the continuing and exclusive right to apply or reverse and reapply any and all payments by Owner to any portion of the Indebtedness. To the extent Owner makes a payment or payments to Lender, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Indebtedness or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received by Lender.

     Section 6.12  Waiver of Notice.  Owner shall not be entitled to any notices
                   ----------------
of any nature whatsoever from Lender except with respect to matters for which this Agreement or the other Loan Documents specifically and expressly provide for the giving of notice by Lender to Owner and except with respect to matters for which Owner is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice. Owner hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Agreement or the other Loan Documents does not specifically and expressly provide for the giving of notice by Lender to Owner.

     Section 6.13  Remedies of Owner.  In the event that a claim or
                   -----------------
adjudication is made that Lender or any of the Lender Parties has acted unreasonably or unreasonably delayed acting in any case where by law or under this Agreement, the Note, the Indenture or the other Operative Documents, Lender or such Lender Party, as the case may be, has an obligation to act reasonably or promptly, Owner agrees that neither Lender nor such Lender Party shall be liable for any monetary damages, and Owner's sole remedy shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender or a Lender Party has acted reasonably shall be determined by an action seeking only a declaratory judgment.

     Section 6.14  Reserved.

     Section 6.15  Exhibits Incorporated.  The information set forth on the
                   ---------------------
cover hereof, and the exhibits annexed hereto, are hereby incorporated herein as a part of this Agreement with the same effect as if set forth in the body hereof.

     Section 6.16  Offsets, Counterclaims and Defenses.  Any assignee of the
                   -----------------------------------
Lender's interest in and to this Agreement, the Note, the Indenture and the other Loan Documents shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to this Agreement, the Note, the Indenture and the other Loan Documents which Owner may otherwise have against any assignor of this Agreement, the Note, the Indenture and the other Loan Documents, and no such unrelated counterclaim or defense shall be interposed or asserted by Owner in any action or proceeding brought by any such assignee upon this Agreement, the Note, the Indenture and other Loan Documents and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Owner.

     Section 6.17  No Joint Venture or Partnership.  Owner and Lender intend
                   -------------------------------
that the relationship created hereunder be solely that of borrower and lender. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Owner and Lender nor to grant Lender any interest in the Mortgaged Property other than that of mortgagee or lender.

     Section 6.18  Publicity.  All promotional news releases, publicity or
                   ---------
advertising by Owner or its Affiliates through any media intended to reach the general public shall not refer to the Loan Documents or the financing evidenced by the Loan Documents, or to Lender without the prior written approval of Lender, in each instance. Any of the Lender Parties shall be authorized to provide information relating to the Mortgaged Property, the Loan, Owner, the Loan Documents and matters relating thereto to Rating Agencies, underwriters, placement agents, any other Persons engaged in connection with a proposed or actual securitization intending to include or including the Loan, potential and actual securities investors, auditors, accountants, lawyers, regulatory authorities and to any parties which may be entitled to such information by operation of law.

     Section 6.19  Conflict; Construction of Documents.  In the event of any
                   -----------------------------------
conflict between the provisions of this Agreement and the provisions of the Note, the Indenture or any of the other Loan Documents, the provisions of whichever document is most favorable to Lender shall prevail. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents and that the Loan Documents shall not be subject to the principle of construing their meaning against the party which drafted same.

     Section 6.20  Brokers and Financial Advisors.  Owner and Lender hereby
                   ------------------------------
represent that they have dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Agreement, except with respect to Jonathan Katz, whose compensation will be the sole responsibility of Owner. Owner and

Lender hereby agree to indemnify and hold the other harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of the indemnifying party in connection with the transactions contemplated herein. The provisions of this Section 6.20 shall survive the expiration and termination of this Agreement and the repayment of the Indebtedness.

     Section 6.21  Joint and Several Liability.  If Owner consists of more than
                   ---------------------------
one Person or party, the obligations and liabilities of each such Person or party hereunder shall be joint and several.



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                                       11

     IN WITNESS WHEREOF, this Loan Agreement has been executed by the parties hereto as of the day and year first hereinabove written.

                              CORPORATE REAL ESTATE CAPITAL, LLC

                              By:   SECURED CRC CORP., its Manager



                              By: /s/ Michael Lesser
                                  ----------------------------------------
                                  Name: Michael Lesser
                                  Title: Vice President


                              MERKERT ENTERPRISES, INC.



                              By: ________________________________________
                                  Name:
                                  Title:

     IN WITNESS WHEREOF, this Loan Agreement has been executed by the parties hereto as of the day and year first hereinabove written.

                              CORPORATE REAL ESTATE CAPITAL, LLC

                              By:   SECURED CRC CORP., its Manager



                              By: ________________________________________
                                  Name:
                                  Title:


                              MERKERT ENTERPRISES, INC.



                              By: /s/ Sidney D. Rogers, Jr.
                                  ----------------------------------------
                                  Name:  Sidney D. Rogers, Jr.
                                  Title: Vice President